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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

BAKHU HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-153574	26-2608821
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

24328 Vermont Avenue, Suite 300 Harbor City, California	90710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 891-1959

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

On August 8, 2018, Bakhu Holdings, Corp. (the “Company”), in satisfaction for services rendered by The Oz Corporation, issued 4 shares of the Company’s Series A Preferred Stock. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the issuance of shares pursuant to the Agreement was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders

On August 8, 2018, the Board of Directors of the Company approved the amendment and restatement of the Company’s Articles of Incorporation attached hereto as Exhibit 3(i). The purpose of the amendment and restatement of the Articles of Incorporation was to:

(i)	Increase the number of authorized shares of Common Stock to 500,000,000;

(ii)	Increase the number of authorized shares of Preferred Stock to 50,000,000;

(iii)	Grant the Board of Directors the rights to designate classes of preferred stock, and to define the powers, preferences, rights, and restrictions thereof;

Also on August 8, 2018, the Board of Directors approved an amendment and restatement of the Company’s Bylaws, in the form attached hereto as Exhibit 3(ii).

Also on August 8, 2018, the Board approved the Certificates of Designation to the Articles of Incorporation in respect of Series A and B Preferred Stock (“the Preferred Classes”). The rights, preferences, privileges, restrictions and characteristics of the Preferred Classes are detailed in the Certificates of Designation to the Articles of Incorporation filed hereto as exhibits 3(iii) and 3(iv) to this filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 8, 2018, the Board of Directors approved a restatement of the Company’s Articles of Incorporation and Bylaws as more particularly described in Item 3.03 above.

As noted in Item 3.03, on August 8, 2018, the Board of Directors of the Company approved the creation of the Preferred Classes. The rights, preferences, privileges, restrictions and characteristics of the Preferred Classes are detailed in the Certificates of Designation to the Articles of Incorporation attached hereto as exhibits to this filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 8, 2018, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved a restatement of the Company’s Articles of Incorporation as more particularly described in Item 3.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i) Amended and Restated Articles of Incorporation of Bakhu Holdings, Corp.

3(ii) Amended and Restated Bylaws of Bakhu Holdings, Corp.

3(iii) Certificate of Designation for Series A Preferred Stock.

3(iv) Certificate of Designation for Series B Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bakhu Holdings, Corp.

Date: August 21, 2018	By: /s/ Tom Emmitt___
Tom Emmitt, Chief Executive Officer